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-----------------                                                                                     -----------------
     NUMBER                                                                                                SHARES
BT
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                                         BOYSTOYS.COM, INC.


                                                                                                   SEE REVERSE FOR
                          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                   CERTAIN DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------
                                             COMMON STOCK                                    CUSIP    103632    10    5


THIS CERTIFIES THAT:



                                               SPECIMEN



IS OWNER OF

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               FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF
--------------------------------------------BOYSTOYS.COM, INC.---------------------------------------------

Transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



DATED:                                          [SEAL]



                                                      COUNTERSIGNED:
                                                                                 OLDE MONMOUTH STOCK TRANSFER CO., INC.
                                                                      77 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NJ 07716
                                                      BY:                                                TRANSFER AGENT


                                                                                                      /s/ ILLEGIBLE
                                                                                                   AUTHORIZED SIGNATURE



                  /s/ ILLEGIBLE                                                            /s/ ILLEGIBLE
                    SECRETARY                                                                 PRESIDENT
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                             RESTRICTED

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred without registration under said Act or an exemption therefrom.